Exhibit 10.1

DEED OF SETTLEMENT

THIS DEED OF SETTLEMENT (the “Deed of Settlement”) is entered into on 6 March 2024,

PREAMBLE

BETWEEN:

Streeterville Capital, LLC, with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Streeterville”); and

SPI Energy Co., Ltd., with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“SPI”).

(Streeterville and SPI are hereinafter referred to together as the “Parties”)

RECITALS

WHEREAS the Parties have previously entered into a Deed of Settlement dated 23 February 2024, hereinafter referred to as the “Prior Settlement Agreement”, concerning the same matters set out in the recitals herein;

WHEREAS the Parties now wish to enter into this Deed of Settlement to fully and finally settle the matters outlined in the Prior Settlement Agreement and any subsequent disputes or claims arising therefrom or related thereto, this Deed shall supersede, replace, and extinguish the Prior Settlement Agreement in its entirety;

WHEREAS SPI issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Streeterville against which Streeterville loaned SPI the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Streeterville served a statutory demand on SPI (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Streeterville received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed an 11 January 2024 Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”); and,

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition.

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AGREEMENT

NOW, THEREFORE, THIS DEED WITNESSETH, in consideration of the foregoing recitals, each of which is incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

INTERPRETATION

1.In this Deed of Settlement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

(a)	“Business Day” means any day, other than a Saturday or Sunday, on which Category “A” Banks in Grand Cayman are open for commercial banking business;

(b)	“Parties” means the parties to this Deed of Settlement for themselves and for each of their respective successors, assigns, administrators, attorneys, partners, agents, principals, shareholders, current and past employees, insurers, officers, directors, trustees, representatives, subsidiaries, affiliates, parents, and predecessors, and any party or parties who may claim a right or interest through them;

(c)	“Deed of Settlement”, “herein”, “hereto”, “hereof” and similar expressions refer to this deed of settlement, release and indemnification and not to any particular section, paragraph, clause or other portion of this deed of settlement, release and indemnification unless expressly stated otherwise;

(d)	“Trigger Payment” means the $5,000,000 payment SPI agrees to make to Streeterville on the earlier of the following: (i) within five (5) business days of the closing of the SolarJuice IPO; (ii) within seven (7) calendar days of the date that SolarJuice is listed for trading; or (iii) on or before 31 May 2024;

(e)	“SolarJuice” means SolarJuice Co., Ltd.; and,

(f)	“SolarJuice IPO” means either: (i) the completion of an underwritten initial public offering of shares in the capital of SolarJuice pursuant to a registration statement that has been filed with the United States Securities and Exchange Commission and is declared effective to enable the sale of shares by SolarJuice to the public; or (ii) any equivalent action by SolarJuice that results in its shares being freely tradeable by members of the public in any jurisdiction.

2.In this Deed of Settlement, unless the context otherwise requires:

(a)	time is of the essence in the performance of the Parties’ respective obligations;

(b)	references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated;

(c)	unless otherwise specified, all references to money amounts are to the lawful currency of the United States of America;

(d)	unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by including the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day;

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(e)	where the word “including” or “includes” is used in this Deed of Settlement, it means “including (or includes) without limitation”;

(f)	the language used in this Deed of Settlement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party;

(g)	unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders; and,

(h)	a reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, supplements or supersedes any such statute or any such regulation.

SETTLEMENT

3.In exchange for the full and final release as set forth and agreed below:

(a)	SPI shall have executed this Deed of Settlement on or prior to Wednesday, 6 March 2024.

(b)	SPI shall make a total cash payment in United States Dollars to Streeterville of $10,500,000 in the following installments:

(i)	$500,000 paid on or before 13 March 2024;
(ii)	$500,000 paid on or before 27 March 2024;
(iii)	$250,000 paid on or before 8 April 2024;
(iv)	$250,000 paid on or before 30 April 2024;
(v)	$250,000 paid on or before 15 May 2024;
(vi)	$5,000,000 Trigger Payment paid on or before 31 May 2024[1];
(vii)	$250,000 paid on or before 31 May 2024;
(viii)	$250,000 paid on or before 14 June 2024;
(ix)	$250,000 paid on or before 28 June 2024;
(x)	$250,000 paid on or before 15 July 2024;
(xi)	$250,000 paid on or before 31 July 2024;
(xii)	$250,000 paid on or before 15 August 2024;
(xiii)	$250,000 paid on or before 30 August 2024;
(xiv)	$250,000 paid on or before 13 September 2024;
(xv)	$250,000 paid on or before 30 September 2024;
(xvi)	$250,000 paid on or before 15 October 2024;
(xvii)	$250,000 paid on or before 31 October 2024;

___________

1 Trigger Payment is due on the earlier of the following: (i) within five (5) business days of the closing of the SolarJuice IPO; (ii) within seven (7) calendar days of the date that SolarJuice is listed for trading; or (iii) on or before 31 May 2024

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(xviii)	$250,000 paid on or before 15 November 2024;
(xix)	$250,000 paid on or before 29 November 2024;
(xx)	$250,000 paid on or before 13 December 2024; and
(xxi)	$250,000 paid on or before 31 December 2024.
(collectively, the “New Settlement Payments”)

(c)	The Parties shall jointly seek a Cayman court order on the papers and if necessary at the hearing of the Petition, currently scheduled to take place on 11 March 2024 at 9:30am, in the form and content of the draft Court Order attached hereto as Schedule A. SPI, any of SPI’s subsidiaries or affiliates, and SPI’s lawyers and other professional advisers, agree to consent to and support: (i) the application to the Cayman Court for an order in the form and content of the draft Court Order attached hereto as Schedule A; and/or (ii) any other such applications that Streeterville may make seeking orders adjourning the hearing of the Petition.

(d)	On or prior to 12:00pm Cayman time on Friday 8 March 2024, SPI must provide Streeterville good and sufficient evidence, to the satisfaction of Streeterville, of the source of funds that SPI intends to use for the New Settlement Payments, so as to allow Streeterville to ascertain the legitimacy and sustainability of SPI to pay Streeterville the New Settlement Payments on or before the corresponding dates set forth in section 3(b) above and without default.

(e)	Notwithstanding any other clause in this Deed of Settlement, SPI shall cause the lawsuit that SPI, SPI Investments Holding Limited, SolarJuice American, Inc., and others have commenced against Streeterville in the Superior Court of California, County of Alameda, Case No.: 23CV056661, and removed to the United States District Court, Northern District of California, Case No. 3:24-cv-00947, to be immediately dismissed with prejudice and in any event on or prior to 12:00pm Cayman time on Friday 8 March 2024. On or prior to 12:00pm Cayman time on Friday 8 March 2024, SPI shall provide good and sufficient evidence, to the satisfaction of Streeterville, that the Case No. 3:24-cv-00947 proceedings have been dismissed with prejudice.

(f)	On or prior to Wednesday 6 March 2024 the following entities will agree to and execute full guarantees guaranteeing payment of the New Settlement Payments in the form and content of the draft guarantees attached hereto as Schedule B:

(i)	SolarJuice Co., Ltd., a Cayman Islands corporation;
(ii)	Phoenix Motor Inc., a Delaware corporation;
(iii)	SPI Investments Holding Limited, a British Virgin Islands corporation;
(iv)	SPI Solar, Inc., a Delaware corporation; and
(v)	Orange Power Co., Ltd, a Cayman Islands corporation.

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(g)	On or prior to Wednesday 6 March 2024, Mr. Xiaofeng Peng will agree to and execute a limited guarantee for the $5,000,000 Trigger Payment in the form and content of the draft guarantee attached hereto as Schedule C.

4.Upon payment by SPI to Streeterville of the New Settlement Payments, totaling $10,500,000 in cleared funds received by Streeterville on or before the corresponding dates set forth in section 3(b) above:

(a)	Streeterville, acting by its counsel, shall apply to the Court for leave to withdraw the Petition as soon as practicable and in any event within three (3) Business Days thereof.

(b)	The Parties will take all reasonable steps to request that the Court to deal with the application for leave to withdraw the Petition administratively, including by way of a joint communication to the Court.

(c)	The Parties shall, or shall be deemed to, irrevocably release, remise, acquit and forever discharge one another of and from any and all manner of actions, causes of action, suits, proceedings, liabilities, debts, trusts, sums of money, obligations, attorneys’ fees, duties, dues, accounts, interests, bonds, complaints, covenants, contracts, claims, demands for damages, monies, losses, indemnities, costs, interest and/or demands whatsoever which the Parties had, now have, or may hereafter have against one another whether presently known or unknown, of whatever nature, past, present, or future, developed or undeveloped, anticipated or unanticipated, suspected or unsuspected, arising at any time, whether by legislation, law, equity or in any manner, relating to or arising from, out of, or in connection with:

(i)	the Notes;
(ii)	the SPI Debt; and,
(iii)	any and all claims that either Party, including any of each such Party’s wholly or partially owned subsidiaries (including, but not limited to SolarJuice Co., Ltd., Solarjuice American, Inc. SPI Investments Holding Limited, and Phoenix Motor Inc.), agents, officers, managers, shareholders, members and affiliates, has or may have against the other, with the exception of claims arising out of this Deed of Settlement.

(d)	The full and final release set forth in section 4(c) above shall act conclusively as an estoppel in the event of any action or proceeding which might be brought in the future by any party with respect to the matters covered by the said full and final release. The full and final release hereof may be pleaded, in the event any such action or proceeding is brought, as a complete defence and reply, and may be relied upon in any action or proceeding to dismiss the action or proceeding on a summary basis, and no objection shall be raised by the party who commenced such action or proceeding in any subsequent action that the other Party in the subsequent action was not privy or party to the formation of this Deed of Settlement.

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5.Notwithstanding any other clause in this Deed of Settlement, if SPI fails to comply with and/or fulfil any of the agreed terms set out in section 3 above, and/or if the Cayman Court is not prepared to or willing to make an order as described in subsection 3(c) above:

(a)	Streeterville reserves its rights to and shall proceed with the application to the Cayman Court to wind up SPI under the provisions of the Companies Act (2023 Revision), and to appoint Graham Robinson and James Parkinson of Crowe Cayman Ltd. as joint official liquidators of SPI (the “Nominated Liquidators”);

(b)	SPI, any of SPI’s subsidiaries or affiliates, and SPI’s lawyers and other professional advisers, agree not to oppose any application to the Cayman Court for court orders to wind up SPI, or to appoint the Nominated Liquidators as joint official liquidators of SPI;

(c)	Streeterville reserves its rights to, and shall pursue SPI and/or the companies listed in section 3(f) above for the full amount of the SPI Debt and any other debts and liabilities that SPI owes Streeterville now and in the future and not just the New Settlement Payments and not just the SPI Debt;

(d)	Streeterville reserves its rights to, and shall pursue, SPI and/or Mr. Xiaofeng Peng for the $5,000,000 Trigger Payment along with all of the costs of and associated with collecting the $5,000,000 Trigger Payment, on an indemnity basis.

REPRESENTATIONS AND WARRANTIES

6.Each Party represents and warrants to the other Party that it has all necessary power and authority to execute, deliver and perform its obligations under this Deed of Settlement and to take all actions contemplated hereby and in so doing will not violate any law, other legal obligation or any other agreement or instrument to which it is a party.

NO ADMISSION OF LIABILITY

7. This Deed of Settlement is executed by the Parties for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all matters as set forth herein. The Parties expressly understand, acknowledge and agree, as a material condition hereof, that this Deed of Settlement is not a concession or an admission of wrongdoing or liability by any person, including for greater certainty any entity, and shall not be used or construed as an admission of fault, omission, liability or wrongdoing on the part of any Party.

CONFIDENTIALITY

8. The Parties agree and covenant to keep confidential the terms of this Deed of Settlement and the subject matter related thereto. The Parties further agree that they will not publish, disclose or discuss the terms of this Deed of Settlement or the subject matter related thereto whether orally or in writing, directly or indirectly, except: (a) to the Parties’ respective auditors, insurers and lawyers on terms which preserve confidentiality; (b) to the extent that such disclosure is required to carry out or enforce the terms of this Deed of Settlement; (c) to government agencies or regulatory bodies to which disclosure is required; (d) where disclosure is required by order or other process of the court or for the purpose of any judicial or quasi-judicial proceeding; or (e) to the Cayman Court in the Cause No: FSD 9 of 2024 (JAJ) legal proceedings or related/connected legal proceedings. The duties of confidentiality imposed by this section shall continue irrespective of the making of any inadvertent disclosure or the termination of this Deed of Settlement for whatever reason.

SEVERABILITY

9. This Deed of Settlement will be enforced to the fullest extent permitted by law. If for any reason any provision of this Deed of Settlement is held to be invalid, void or unenforceable to any extent, then (a) such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision, and (b) such invalidity or unenforceability will not affect any other provision of this Deed of Settlement.

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HEADINGS

10. The titles or headings contained in this Deed of Settlement are for convenience only and shall neither restrict nor amplify the provisions hereof. The titles and headings used in this Deed of Settlement are not to be used in construing or interpreting this Deed of Settlement.

JURISDICTION AND APPLICABLE LAW

11. This Deed of Settlement and the rights of the Parties hereunder shall be governed by and construed and interpreted in all respects in accordance with the laws of the Cayman Islands. The Parties hereby irrevocably agree that the courts of the Cayman Islands shall have non-exclusive jurisdiction in respect of any dispute, suit, action or proceeding (“Proceedings”) which may arise out of or in connection with this Deed of Settlement and waive any objection to Proceedings in the courts of the Cayman Islands on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

ENTIRE AGREEMENT

12. This Deed of Settlement constitutes the entire agreement between the Parties and supersedes all prior and contemporaneous understandings, undertakings, negotiations, representations, warranties, promises, agreements, agreements in principle and memoranda of understanding in connection with the subject matter hereof. None of the Parties will be bound by any prior obligations, conditions, representations or warranties with respect to the subject matter of this Deed of Settlement, unless expressly set forth herein.

COUNTERPARTS

13. This Deed of Settlement may be executed in any number of counterparts, each of which may be delivered in original form or by electronic transmission with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument and shall be deemed to be originals and of full force an effect.

AMENDMENT

14. This Deed of Settlement may not be amended, modified or changed, except pursuant to a written agreement signed by all of the Parties. No purported oral modification, amendment or change shall have any effect.

FURTHER ASSISTANCE AND ASSURANCES

15. Each of the Parties shall from time to time execute and deliver all such further documents and instruments and do all acts and things as any other Party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Deed of Settlement.

IN WITNESS whereof this Deed of Settlement has been entered into and delivered as a deed on the day and year first written above.

SIGNATURES ON FOLLOWING PAGE

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SIGNED, SEALED AND DELIVERED AS A DEED in the presence of:	Streeterville Capital, LLC

/s/ Christopher Stalcup	/s/ John Fife
Witness: Christopher Stalcup	Name: John Fife
Title: President

SIGNED, SEALED AND DELIVERED AS A DEED in the presence of:	SPI Energy Co., Ltd.

/s/ Paul Zhai	/s/ Xiaofeng Peng
Witness: Paul Zhai	Name: XIAOFENG PENG
Title: CEO & CHAIRMAN

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SCHEDULE A

CAUSE NO: FSD 0009 OF 2024 (JAJ)

IN THE GRAND COURT OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

IN THE MATTER OF THE COMPANIES ACT (2023 REVISION)

AND IN THE MATTER OF SPI ENERGY CO., LTD.

THE HONOURABLE JUSTICE ASIF KC

IN OPEN COURT

ORDER

UPON the petition of Streeterville Capital, LLC dated 11 January 2024 for an order that SPI Energy Co., Ltd. be wound up

AND UPON reading the First Affidavit of John Fife sworn on 11 January 2024 and Exhibit JF-1 thereto; page 225 from Exhibit KM-1 to the Affidavit of Service of Kirstin Micucci sworn on 19 December 2023; the Affidavit of Service of Shanna Solorzano sworn on 19 January 2024 and page 318 from Exhibit SS-1 thereto; the First Affidavit of Tanya Meyerhoff sworn on 13 February 2024 and Exhibit TM-1 thereto; the First Affidavit of Graham Robinson sworn on 5 January 2024 and Exhibit GR-1 thereto; the First Affidavit of James Parkinson sworn on 5 January 2024 and Exhibit JP-1 thereto; and the Second Affidavit of Tanya Meyerhoff sworn on 23 February 2024 and Exhibit TM-2 thereto [insert additional affidavits and exhibits if provided to the Court]

AND UPON hearing counsel for the petitioner

IT IS ORDERED THAT:

1.If the petition is adjourned on 9 or 10 April 2024 then:

(a)	the petition will be fixed for hearing on 3 May 2024 at 9:30 am; and

(b)	by 3:00 pm on 2 May 2024, the petitioner and the company shall inform the Court whether they request the hearing of the petition is to be further adjourned or file and serve any further evidence to be relied upon at the hearing of the petition.

2.If the petition is adjourned on 1 or 2 May 2024 then:

(a)	the petition will be fixed for hearing on 20 May 2024 at 9:30 am; and

(b)	by 3:00 pm on 17 May 2024, the petitioner and the company shall inform the Court whether they request the hearing of the petition is to be further adjourned or file and serve any further evidence to be relied upon at the hearing of the petition.

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3.If the petition is adjourned on 16 or 17 May 2024 then:

(a)	the petition will be fixed for hearing on 5 June 2024 at 9:30 am; and

(b)	by 3:00 pm on 4 June 2024, the petitioner and the company shall inform the Court whether they request the hearing of the petition is to be further adjourned or file and serve any further evidence to be relied upon at the hearing of the petition.

4. If the petition is adjourned on 3 or 4 June 2024 then the hearing of the petition is adjourned sine die;

5.The petitioner is not required to readvertise the petition.

6.Liberty to apply.

____________________________________________

THE HONOURABLE JUSTICE ASIF KC
JUDGE OF THE GRAND COURT

DATED ___ March 2024
FILED ____ March 2024

This Order was filed by Broadhurst LLC, Attorneys for the Petitioner, whose address for service is 54 Edward Street, 4th Floor, Monaco Towers, George Town, Grand Cayman, KY1-1104, Cayman Islands.

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SCHEDULE B

THIS DEED OF GUARANTEE is made on 6 March 2024,

BY:

SOLARJUICE CO., LTD. with an address at Harneys Fiduciary (Cayman) Limited, P.O. Box 10240, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, KY1-1002, Cayman Islands, (“Guarantor”)

IN FAVOUR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this deed of guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

NOW THEREFORE THIS DEED WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender pursuant to the Deed of Settlement, and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

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2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Deed of Settlement and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Deed of Settlement and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

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(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: SolarJuice Co., Ltd. Harneys Fiduciary (Cayman) Limited, P.O. Box 10240, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, KY1-1002, Cayman Islands, Attention: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which the Category “A” Banks in Grand Cayman are open for commercial business during normal banking hours.

11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favour of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement.

13. This Guarantee shall be governed by and construed in accordance with the laws of the Cayman Islands and Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of the Cayman Islands.

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IN WITNESS WHEREOF this Deed of Guarantee has been duly executed as a deed on the day and year first before written.

EXECUTED and unconditionally delivered	)	SolarJuice Co., Ltd.,
as a Deed by Guarantor in the presence of	)
)
)
	)	Name:
	)	Title:
Witness	)

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THIS DEED OF GUARANTEE is made on 6 March 2024

BY:

ORANGE POWER CO., LTD. with an address at Harneys Fiduciary (Cayman) Limited, P.O. Box 10240, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, KY1-1002, Cayman Islands, (“Guarantor”)

IN FAVOUR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this deed of guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

NOW THEREFORE THIS DEED WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender pursuant to the Deed of Settlement, and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Deed of Settlement and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

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3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Deed of Settlement and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

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(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: Orange Power Co., Ltd., Harneys Fiduciary (Cayman) Limited, P.O. Box 10240, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, KY1-1002, Cayman Islands, Attention: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which the Category “A” Banks in Grand Cayman are open for commercial business during normal banking hours.

11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favour of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement.

13. This Guarantee shall be governed by and construed in accordance with the laws of the Cayman Islands and Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of the Cayman Islands.

[Signature Page Follows]

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IN WITNESS WHEREOF this Deed of Guarantee has been duly executed as a deed on the day and year first before written.

EXECUTED and unconditionally delivered	)	Orange Power Co., Ltd.
as a Deed by Guarantor in the presence of	)
)
)
	)	Name:
Witness	)	Title:

[Signature Page of Deed of Guarantee]

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GUARANTEE

This Guarantee is made on 6 March 2024

BY:

PHOENIX MOTOR, INC., A Delaware USA corporation with a registered address at 3411 Silverside Road, Tatnall Building, #104, in the city of Wilmington, in the county of New Castle, Delaware 19810, (“Guarantor”)

IN FAVOR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

NOW THEREFORE THIS GUARANTEE WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender pursuant to the Deed of Settlement, and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

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2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Deed of Settlement and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Deed of Settlement and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

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(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: Phoenix Motor, Inc. 3411 Silverside Road, Tatnall Building, #104, in the city of Wilmington, in the county of New Castle, Delaware 19810, Attention: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to Section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which New York banks are open for commercial business during normal banking hours.

11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favor of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement.

13. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah and Guarantor and Lender hereby irrevocably submit to arbitration of any disputes in Salt Lake City, Utah in accordance with the arbitration provisions set forth in Exhibit A attached hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF this Guarantee has been duly executed as a deed on the day and year first before written.

Phoenix Motor, Inc.

By:
Name:
Title:

ACCEPTED BY:

Streeterville Capital, LLC

By:
John M. Fife, President

[Signature Page to Guarantee]

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EXHIBIT A

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of this Exhibit A, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Guarantee and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Guarantee (or these Arbitration Provisions (defined below)). For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Guarantee (the “parties”) hereby agree that the Claims may be arbitrated in one or more Arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The parties to the Guarantee hereby agree that the arbitration provisions set forth in this Exhibit A (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Guarantee (or these Arbitration Provisions) or declare the Guarantee (or these Arbitration Provisions) invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Guarantee. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Guarantee.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest at the rate of twenty-two percent (22%) per annum (“Default Interest”) (with respect to monetary awards). Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3. The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4. Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1 Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9 of the Guarantee; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9 of the Guarantee (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9 of the Guarantee or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

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4.2 Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3 Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4 Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

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4.5 Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6 Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Guarantee.

(ii) To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

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(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6 Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7 Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8 Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9 Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

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4.10 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5. Arbitration Appeal.

5.1 Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2 Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a) Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b) If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c) If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

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(d) The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d) Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3 Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4 Timing.

(a) Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b) Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5 Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

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5.6 Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7 Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6. Miscellaneous.

6.1 Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2 Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3 Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4 Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5 Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

[Remainder of page intentionally left blank]

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GUARANTEE

This Guarantee is made on 6 March 2024

BY:

SPI INVESTMENTS HOLDING LIMITED, A British Virgin Islands corporation with a registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, (“Guarantor”)

IN FAVOR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

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NOW THEREFORE THIS GUARANTEE WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender pursuant to the Deed of Settlement, and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Deed of Settlement and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Deed of Settlement and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

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8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: SPI Investments Holding Limited, at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, Attention: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to Section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which New York banks are open for commercial business during normal banking hours.

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11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favor of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement.

13. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah and Guarantor and Lender hereby irrevocably submit to arbitration of any disputes in Salt Lake City, Utah in accordance with the arbitration provisions set forth in Exhibit A attached hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF this Guarantee has been duly executed as a deed on the day and year first before written.

SPI Investments Holding Limited

By:
Name:
Title:

ACCEPTED BY:

Streeterville Capital, LLC

By:
John M. Fife, President

[Signature Page to Guarantee]

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EXHIBIT A

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of this Exhibit A, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Guarantee and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Guarantee (or these Arbitration Provisions (defined below)). For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Guarantee (the “parties”) hereby agree that the Claims may be arbitrated in one or more Arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The parties to the Guarantee hereby agree that the arbitration provisions set forth in this Exhibit A (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Guarantee (or these Arbitration Provisions) or declare the Guarantee (or these Arbitration Provisions) invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Guarantee. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Guarantee.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest at the rate of twenty-two percent (22%) per annum (“Default Interest”) (with respect to monetary awards). Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3. The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4. Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1 Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9 of the Guarantee; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9 of the Guarantee (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9 of the Guarantee or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

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4.2 Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3 Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4 Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

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4.5 Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6 Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Guarantee.

(ii) To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

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(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6 Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7 Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8 Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9 Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

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4.10 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5. Arbitration Appeal.

5.1 Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2 Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a) Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b) If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

(c) If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

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(d) The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d) Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3 Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4 Timing.

(a) Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b) Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

5.5 Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

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5.6 Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7 Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6. Miscellaneous.

6.1 Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2 Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3 Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4 Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5 Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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SCHEDULE C

GUARANTEE

This Guarantee is made on 6 March 2024

BY:

SPI SOLAR, INC., A Delaware USA corporation with an address at 4741 Urbani Avenue, McClellan Park, California 95652, United States of America, (“Guarantor”)

IN FAVOR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

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NOW THEREFORE THIS GUARANTEE WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender pursuant to the Deed of Settlement, and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Deed of Settlement and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Deed of Settlement and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

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8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: SPI Solar, Inc., A Delaware USA corporation with an address at 4741 Urbani Avenue, McClellan Park, California 95652, United States of America, Attention: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to Section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which New York banks are open for commercial business during normal banking hours.

11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favor of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

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12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement.

13. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah and Guarantor and Lender hereby irrevocably submit to arbitration of any disputes in Salt Lake City, Utah in accordance with the arbitration provisions set forth in Exhibit A attached hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF this Guarantee has been duly executed as a deed on the day and year first before written.

SPI Solar, Inc.

By:
Name:
Title:

ACCEPTED BY:

Streeterville Capital, LLC

By:
John M. Fife, President

[Signature Page to Guarantee]

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EXHIBIT A

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of this Exhibit A, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Guarantee and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Guarantee (or these Arbitration Provisions (defined below)). For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Guarantee (the “parties”) hereby agree that the Claims may be arbitrated in one or more Arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The parties to the Guarantee hereby agree that the arbitration provisions set forth in this Exhibit A (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Guarantee (or these Arbitration Provisions) or declare the Guarantee (or these Arbitration Provisions) invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Guarantee. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Guarantee.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest at the rate of twenty-two percent (22%) per annum (“Default Interest”) (with respect to monetary awards). Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3. The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4. Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1 Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9 of the Guarantee; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9 of the Guarantee (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9 of the Guarantee or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

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4.2Selection and Payment of Arbitrator.

(a) Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b) If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5- day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c) If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d) The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e) Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3 Applicability of Certain Utah Rules. The parties agree that the Arbitration shall be conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4 Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

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4.5Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6 Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Guarantee.

(ii) To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b) No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c) All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

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(d) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e) Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6 Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7 Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8 Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9 Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

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4.10 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5. Arbitration Appeal.

5.1 Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2Selection and Payment of Appeal Panel. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a) Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b) If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

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(c) If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d) The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d) Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3 Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4 Timing.

(a) Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b) Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

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5.5Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7 Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6. Miscellaneous.

6.1 Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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SCHEDULE C

GUARANTEE

THIS GUARANTEE is made on 6 March 2024

BY:

XIAOFENG PENG with an address at 4741 Urbani Avenue, McClellan Park, California 95652 (“Guarantor”),

IN FAVOR OF:

STREETERVILLE CAPITAL, LLC with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (“Lender”)

WHEREAS SPI Energy Co., Ltd, an exempted company incorporated in the Cayman Islands with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“Borrower”) issued four convertible promissory notes, dated 8 April 2022, 9 June 2021, 30 September 2021 and 12 November 2021, in favour of Lender against which Lender loaned Borrower the principal sums of US$2,110,000, US$4,210,000, US$4,210,000, and US$4,210,000, respectively, with interest, fees, charges and other amounts payable thereon (collectively, the “Notes”);

WHEREAS as a result of non-payment and other infringements under the provisions of the Notes, on 14 December 2023, Lender served a statutory demand on Borrower (the “Statutory Demand”) demanding payment from SPI in the total sum of US$14,979,960.41 in relation to the debts flowing from the Notes (the “SPI Debt”);

WHEREAS Lender received no response to the Statutory Demand from SPI during the required period under applicable law and, accordingly, filed a Winding Up Petition against SPI in the Grand Court of the Cayman Islands under cause number FSD 9 of 2024 (the “Petition”);

WHEREAS the Petition claimed the sum of the SPI Debt, the further details of which are set forth in the Petition;

WHEREAS for the purposes of avoiding the expenses of possible litigation and/or arbitration and for compromising and settling all disputes between the parties, Lender and Borrower entered into a settlement agreement dated 6 March 2024, pursuant to which Borrower has agreed to, inter alia, repayment terms respecting the SPI Debt (the “Deed of Settlement”); and,

WHEREAS this deed of guarantee (this “Guarantee”) is entered into pursuant to, and is given as an inducement for Lender agreeing to the terms of, the Deed of Settlement.

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NOW THEREFORE THIS DEED WITNESSETH THAT:

1.In consideration of the Deed of Settlement, Guarantor covenants with Lender to pay and satisfy on demand all monies and liabilities whether certain or contingent which are now or shall at any time be due from Borrower to Lender in connection with the Trigger Payment, as that term is defined in the Deed of Settlement (the “Trigger Payment Obligation”), and on any account whatsoever whether alone or jointly with any other person and in whatever name, style or form and the expression “monies and liabilities” used in this section 1 shall include interest and all manner of costs and expenses including legal, accounting and other related expenses.

2.In respect of this Guarantee, Guarantor agrees with Lender that:

(a)	this Guarantee shall be a continuing guarantee of all obligations and liabilities of Borrower in connection with the Trigger Payment Obligation and shall apply to and secure any amounts due or remaining unpaid to Lender at any time or from time to time thereunder; and,

(b)	this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any amount from time to time being due or remaining unpaid to Lender.

3.Lender shall not be bound to exhaust its recourse against Borrower or others or any securities or other guarantees it may at any time hold before entitled to payment from Guarantor, and Guarantor renounces all benefits of discussion and division.

4.Guarantor’s liability to make payment under this Guarantee shall arise forthwith after demand for payment has been made in writing on Guarantor and such demand shall be deemed to have been effectually made when delivered in accordance with section 9 below.

5.Any interest payable by Guarantor from the date of demand for payment under this Guarantee shall be at the rate applicable to Borrower from time to time in accordance with the Deed of Settlement until the indebtedness of Borrower to Lender has been repaid in full by Borrower and/or Guarantor in its stead.

6.Guarantor acknowledges and agrees to all provisions in the Deed of Settlement as they apply to Borrower and the Trigger Payment Obligation, including but not limited to the related remedies and other available relief available to Lender thereunder.

7.For greater certainty, this Guarantee shall:

(a)	be enforceable against Guarantor as if Guarantor were liable as Borrower to Lender for the aggregate of all monies and obligations owing in connection with the Trigger Payment Obligation and the liability of Guarantor shall not be affected by any failure by Lender to take any security or by any invalidity of any security, as applicable, taken or by any existing or future agreement between Lender and Borrower or any third party;

(b)	Guarantor agrees that all amounts which may not be recoverable on the basis of a guarantee whether by reason of any legal limitation or otherwise shall nevertheless be recoverable from Guarantor being regarded as the principal debtor under the Deed of Settlement as it relates to the Trigger Payment Obligation; and,

(c)	be in addition to and shall not be in any way prejudiced or affected by any security, as applicable, now or hereafter held by Lender for all or any part of the monies guaranteed nor shall any collateral or other security to which Lender may be otherwise entitled, if any, or the liability of any person or persons who are not parties hereto for all or any part of the monies secured under this Guarantee be in any way prejudiced or affected by this Guarantee and Lender shall have full powers in its discretion to give time for payment to or make any other arrangement with any such other person or without prejudice to this Guarantee or the liability arising under it.

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8.This Guarantee shall not be in any way affected or discharged by:

(a)	Lender enlarging or varying any credit to or obligation of Borrower;

(b)	the granting of time or other indulgence by Lender to Borrower on bills, notes or other securities held by or to be held by Lender;

(c)	Lender releasing, dealing with, varying, exchanging or abstaining from perfecting or enforcing any security, as applicable, or other guarantees or rights which it may now or hereafter have from or against Borrower on bills, notes or other securities held as aforesaid; or

(d)	Lender compounding or making any arrangements with or accepting compositions from Borrower on bills, notes or other securities held as aforesaid.

9.Any notice, certificate, consent, determination or other communication required or permitted to be given or made under this Guarantee will be in writing and will be effectively given and made if:

(a)	delivered personally;

(b)	sent by prepaid courier service or mail; or

(c)	sent by email or other similar means of electronic communication, in each case to the applicable address set out below:

(i)	if to Lender, to: Streeterville Capital, LLC, 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America, Attention: John Fife, email: jfife@chicagoventure.com

(ii)	with copy to: Broadhurst LLC, 4th Floor, Monaco Towers, 54 Edward Street, P.O. Box 2503, Grand Cayman, KY1-1104, Cayman Islands, Attention: Ian Lambert, email: Ian@broadhurstllc.com

(iii)	if to Guarantor, to: Mr. Xiaofeng Peng, email: denton.pen@spigroups.com

(iv)	with copy to: Harney Westwood & Riegels, 3rd Floor, Harbour Place, 103 South Church Street, PO Box 10240, Grand Cayman, KY1-1002, Cayman Islands, Attention: Ben Hobden, email: ben.hobden@harneys.com

10. Any such communication so given or made pursuant to section 9 above will be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, faxed or sent prior to 4:00 p.m. Otherwise, such communication will be deemed to have been given and made and to have been received on the next following Business Day. Any such communication sent by mail will be deemed to have been given and made and to have been received on the fifth Business Day following the mailing thereof; provided however that no such communication will be mailed during any actual or apprehended disruption of postal services. Any such communication given or made in any other manner will be deemed to have been given or made and to have been received only upon actual receipt. Any party may from time to time change its address under section 9 by notice to the other party given in the manner provided above. For the purposes of this Guarantee, the term “Business Day” means any day, other than a Saturday or Sunday, on which the Category “A” Banks in Grand Cayman are open for commercial business during normal banking hours.

11. So far as may be necessary to give effect to the provisions of this Guarantee, Guarantor waives in favour of Lender all rights which but for this waiver Guarantor might exercise or enforce against Lender or Borrower.

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12. This Guarantee shall be additional to any other guarantee for Borrower signed by Guarantor that Lender may at any time hold. This Guarantee shall be effective from 6 March 2024 and, for greater certainty, shall apply cumulatively to all obligations set forth in the SPI Debt and the Deed of Settlement as they relate to the Trigger Payment Obligation.

13. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah and Guarantor and Lender hereby irrevocably submit to arbitration of any disputes in Salt Lake County, Utah pursuant to the arbitration provisions attached hereto as Exhibit A.

[Signature Page Follows]

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IN WITNESS WHEREOF this Guarantee has been duly executed as a deed on the day and year first before written.

XIAOFENG PENG aka Denton Peng aka 彭小峰

ACCEPTED BY:

Streeterville Capital, LLC

By:
John M. Fife, President

[Signature Page to Guarantee]

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EXHIBIT A

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of this Exhibit A, the term “Claims” means any disputes, claims, demands, causes of action, requests for injunctive relief, requests for specific performance, liabilities, damages, losses, or controversies whatsoever arising from, related to, or connected with the transactions contemplated in the Guarantee and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Guarantee (or these Arbitration Provisions (defined below)). For the avoidance of doubt, Investor’s pursuit of an injunction or other Claim pursuant to these Arbitration Provisions or with a court will not later prevent Investor under the doctrines of claim preclusion, issue preclusion, res judicata or other similar legal doctrines from pursuing other Claims in a separate arbitration in the future. The parties to the Guarantee (the “parties”) hereby agree that the Claims may be arbitrated in one or more Arbitrations pursuant to these Arbitration Provisions (one for an injunction or injunctions and a separate one for all other Claims). The parties to the Guarantee hereby agree that the arbitration provisions set forth in this Exhibit A (“Arbitration Provisions”) are binding on each of them. As a result, any attempt to rescind the Guarantee (or these Arbitration Provisions) or declare the Guarantee (or these Arbitration Provisions) invalid or unenforceable pursuant to Section 29 of the 1934 Act or for any other reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Guarantee. Any capitalized term not defined in these Arbitration Provisions shall have the meaning set forth in the Guarantee.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted exclusively in Salt Lake County, Utah and pursuant to the terms set forth in these Arbitration Provisions. Subject to the arbitration appeal right provided for in Paragraph 5 below (the “Appeal Right”), the parties agree that the award of the arbitrator rendered pursuant to Paragraph 4 below (the “Arbitration Award”) shall be (a) final and binding upon the parties, (b) the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator, and (c) promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Subject to the Appeal Right, any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Arbitration Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Arbitration Award shall include default interest at the rate of twenty-two percent (22%) per annum (“Default Interest”) (with respect to monetary awards). Judgment upon the Arbitration Award will be entered and enforced by any state or federal court sitting in Salt Lake County, Utah.

3. The Arbitration Act. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Notwithstanding the foregoing, pursuant to, and to the maximum extent permitted by, Section 105 of the Arbitration Act, in the event of conflict or variation between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control and the parties hereby waive or otherwise agree to vary the effect of all requirements of the Arbitration Act that may conflict with or vary from these Arbitration Provisions.

4. Arbitration Proceedings. Arbitration between the parties will be subject to the following:

4.1 Initiation of Arbitration. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 9 of the Guarantee; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered to such other party under Section 9 of the Guarantee (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 9 of the Guarantee or any other method permitted thereunder. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

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4.2 Selection and Payment of Arbitrator.

(a)   Within ten (10) calendar days after the Service Date, Investor shall select and submit to Company the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three (3) designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within five (5) calendar days after Investor has submitted to Company the names of the Proposed Arbitrators, Company must select, by written notice to Investor, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Investor may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Company.

(b)   If Investor fails to submit to Company the Proposed Arbitrators within ten (10) calendar days after the Service Date pursuant to subparagraph (a) above, then Company may at any time prior to Investor so designating the Proposed Arbitrators, identify the names of three (3) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Investor. Investor may then, within five (5) calendar days after Company has submitted notice of its Proposed Arbitrators to Investor, select, by written notice to Company, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Investor fails to select in writing and within such 5-day period one (1) of the three (3) Proposed Arbitrators selected by Company, then Company may select the arbitrator from its three (3) previously selected Proposed Arbitrators by providing written notice of such selection to Investor.

(c)   If a Proposed Arbitrator chosen to serve as arbitrator declines or is otherwise unable to serve as arbitrator, then the party that selected such Proposed Arbitrator may select one (1) of the other three (3) Proposed Arbitrators within three (3) calendar days of the date the chosen Proposed Arbitrator declines or notifies the parties he or she is unable to serve as arbitrator. If all three (3) Proposed Arbitrators decline or are otherwise unable to serve as arbitrator, then the arbitrator selection process shall begin again in accordance with this Paragraph 4.2.

(d)   The date that the Proposed Arbitrator selected pursuant to this Paragraph 4.2 agrees in writing (including via email) delivered to both parties to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”. If an arbitrator resigns or is unable to act during the Arbitration, a replacement arbitrator shall be chosen in accordance with this Paragraph 4.2 to continue the Arbitration. If Utah ADR Services ceases to exist or to provide a list of neutrals and there is no successor thereto, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association.

(e)   Subject to Paragraph 4.10 below, the cost of the arbitrator must be paid equally by both parties. Subject to Paragraph 4.10 below, if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount being added to or subtracted from, as applicable, the Arbitration Award.

4.3 Applicability of Certain Utah Rules. The parties agree that the Arbitration shallbe conducted generally in accordance with the Utah Rules of Civil Procedure and the Utah Rules of Evidence. More specifically, the Utah Rules of Civil Procedure shall apply, without limitation, to the filing of any pleadings, motions or memoranda, the conducting of discovery, and the taking of any depositions. The Utah Rules of Evidence shall apply to any hearings, whether telephonic or in person, held by the arbitrator. Notwithstanding the foregoing, it is the parties’ intent that the incorporation of such rules will in no event supersede these Arbitration Provisions. In the event of any conflict between the Utah Rules of Civil Procedure or the Utah Rules of Evidence and these Arbitration Provisions, these Arbitration Provisions shall control.

4.4 Answer and Default. An answer and any counterclaims to the Arbitration Notice shall be required to be delivered to the party initiating the Arbitration within twenty (20) calendar days after the Arbitration Commencement Date. If an answer is not delivered by the required deadline, the arbitrator must provide written notice to the defaulting party stating that the arbitrator will enter a default award against such party if such party does not file an answer within five (5) calendar days of receipt of such notice. If an answer is not filed within the five (5) day extension period, the arbitrator must render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

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4.5 Related Litigation. The party that delivers the Arbitration Notice to the other party shall have the option to also commence concurrent legal proceedings with any state or federal court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (a) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (b) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an Arbitration Award (or Appeal Panel Award (defined below), as applicable) hereunder, (c) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (d) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator (or of the Appeal Panel (defined below)) may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

4.6 Discovery. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted as follows:

(a) Written discovery will only be allowed if the likely benefits of the proposed written discovery outweigh the burden or expense thereof, and the written discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking written discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Guarantee.

(ii) To facts and information that cannot be obtained from another source or in another manner that is more convenient, less burdensome or less expensive than in the manner requested.

(b)   No party shall be allowed (i) more than fifteen (15) interrogatories (including discrete subparts), (ii) more than fifteen (15) requests for admission (including discrete subparts), (iii) more than ten (10) document requests (including discrete subparts), or (iv) more than three (3) depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition. The costs associated with depositions will be borne by the party taking the deposition. The party defending the deposition will submit a notice to the party taking the deposition of the estimated attorneys’ fees that such party expects to incur in connection with defending the deposition. If the party defending the deposition fails to submit an estimate of attorneys’ fees within five (5) calendar days of its receipt of a deposition notice, then such party shall be deemed to have waived its right to the estimated attorneys’ fees. The party taking the deposition must pay the party defending the deposition the estimated attorneys’ fees prior to taking the deposition, unless such obligation is deemed to be waived as set forth in the immediately preceding sentence. If the party taking the deposition believes that the estimated attorneys’ fees are unreasonable, such party may submit the issue to the arbitrator for a decision. All depositions will be taken in Utah.

(c)   All discovery requests (including document production requests included in deposition notices) must be submitted in writing to the arbitrator and the other party. The party submitting the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. The receiving party will then be allowed, within five (5) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, consistent with subparagraph (c) above, the arbitrator will within three (3) calendar days make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (i) requires the requesting party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (ii) requires the responding party to respond to the discovery requests as limited by the arbitrator within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 5-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within twenty-five (25) calendar days of the arbitrator’s finding with respect to such discovery requests. Any party submitting any written discovery requests, including without limitation interrogatories, requests for production subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, before the responding party has any obligation to produce or respond to the same, unless such obligation is deemed waived as set forth above.

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(d)   In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(e)   Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted within sixty (60) days of the Arbitration Commencement Date. Each party will be allowed a maximum of two (2) experts. Expert reports must contain the following: (i) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (ii) the expert’s name and qualifications, including a list of all the expert’s publications within the preceding ten (10) years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding ten (10) years; and (iii) the compensation to be paid for the expert’s report and testimony. The parties are entitled to depose any other party’s expert witness one (1) time for no more than four (4) hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

4.6 Dispositive Motions. Each party shall have the right to submit dispositive motions pursuant Rule 12 or Rule 56 of the Utah Rules of Civil Procedure (a “Dispositive Motion”). The party submitting the Dispositive Motion may, but is not required to, deliver to the arbitrator and to the other party a memorandum in support (the “Memorandum in Support”) of the Dispositive Motion. Within seven (7) calendar days of delivery of the Memorandum in Support, the other party shall deliver to the arbitrator and to the other party a memorandum in opposition to the Memorandum in Support (the “Memorandum in Opposition”). Within seven (7) calendar days of delivery of the Memorandum in Opposition, as applicable, the party that submitted the Memorandum in Support shall deliver to the arbitrator and to the other party a reply memorandum to the Memorandum in Opposition (“Reply Memorandum”). If the applicable party shall fail to deliver the Memorandum in Opposition as required above, or if the other party fails to deliver the Reply Memorandum as required above, then the applicable party shall lose its right to so deliver the same, and the Dispositive Motion shall proceed regardless.

4.7 Confidentiality. All information disclosed by either party (or such party’s agents) during the Arbitration process (including without limitation information disclosed during the discovery process or any Appeal (defined below)) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party (or its agents) during the Arbitration process (including without limitation during the discovery process or any Appeal) unless (a) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party or its agents, (b) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure, or (c) such information is disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

4.8 Authorization; Timing; Scheduling Order. Subject to all other portions of these Arbitration Provisions, the parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the Arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an Arbitration Award must be made within one hundred twenty (120) calendar days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 120-day period.

4.9 Relief. The arbitrator shall have the right to award or include in the Arbitration Award (or in a preliminary ruling) any relief which the arbitrator deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

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4.10 Fees and Costs. As part of the Arbitration Award, the arbitrator is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration, and (b) reimburse the prevailing party for all reasonable attorneys’ fees, arbitrator costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration.

5. Arbitration Appeal.

5.1 Initiation of Appeal. Following the entry of the Arbitration Award, either party (the “Appellant”) shall have a period of thirty (30) calendar days in which to notify the other party (the “Appellee”), in writing, that the Appellant elects to appeal (the “Appeal”) the Arbitration Award (such notice, an “Appeal Notice”) to a panel of arbitrators as provided in Paragraph 5.2 below. The date the Appellant delivers an Appeal Notice to the Appellee is referred to herein as the “Appeal Date”. The Appeal Notice must be delivered to the Appellee in accordance with the provisions of Paragraph 4.1 above with respect to delivery of an Arbitration Notice. In addition, together with delivery of the Appeal Notice to the Appellee, the Appellant must also pay for (and provide proof of such payment to the Appellee together with delivery of the Appeal Notice) a bond in the amount of 110% of the sum the Appellant owes to the Appellee as a result of the Arbitration Award the Appellant is appealing. In the event an Appellant delivers an Appeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of this Paragraph 5.1, the Appeal will occur as a matter of right and, except as specifically set forth herein, will not be further conditioned. In the event a party does not deliver an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline prescribed in this Paragraph 5.1, such party shall lose its right to appeal the Arbitration Award. If no party delivers an Appeal Notice (along with proof of payment of the applicable bond) to the other party within the deadline described in this Paragraph 5.1, the Arbitration Award shall be final. The parties acknowledge and agree that any Appeal shall be deemed part of the parties’ agreement to arbitrate for purposes of these Arbitration Provisions and the Arbitration Act.

5.2 Selection and Payment of Appeal Panel. In the event an Appellant delivers anAppeal Notice to the Appellee (together with proof of payment of the applicable bond) in compliance with the provisions of Paragraph 5.1 above, the Appeal will be heard by a three (3) person arbitration panel (the “Appeal Panel”).

(a) Within ten (10) calendar days after the Appeal Date, the Appellee shall select and submit to the Appellant the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) designated persons hereunder are referred to herein as the “Proposed Appeal Arbitrators”). For the avoidance of doubt, each Proposed Appeal Arbitrator must be qualified as a “neutral” with Utah ADR Services, and shall not be the arbitrator who rendered the Arbitration Award being appealed (the “Original Arbitrator”). Within five (5) calendar days after the Appellee has submitted to the Appellant the names of the Proposed Appeal Arbitrators, the Appellant must select, by written notice to the Appellee, three (3) of the Proposed Appeal Arbitrators to act as the members of the Appeal Panel. If the Appellant fails to select three (3) of the Proposed Appeal Arbitrators in writing within such 5-day period, then the Appellee may select such three (3) arbitrators from the Proposed Appeal Arbitrators by providing written notice of such selection to the Appellant.

(b) If the Appellee fails to submit to the Appellant the names of the Proposed Appeal Arbitrators within ten (10) calendar days after the Appeal Date pursuant to subparagraph (a) above, then the Appellant may at any time prior to the Appellee so designating the Proposed Appeal Arbitrators, identify the names of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service (none of whom may be the Original Arbitrator) by written notice to the Appellee. The Appellee may then, within five (5) calendar days after the Appellant has submitted notice of its selected arbitrators to the Appellee, select, by written notice to the Appellant, three (3) of such selected arbitrators to serve on the Appeal Panel. If the Appellee fails to select in writing within such 5-day period three (3) of the arbitrators selected by the Appellant to serve as the members of the Appeal Panel, then the Appellant may select the three (3) members of the Appeal Panel from the Appellant’s list of five (5) arbitrators by providing written notice of such selection to the Appellee.

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(c) If a selected Proposed Appeal Arbitrator declines or is otherwise unable to serve, then the party that selected such Proposed Appeal Arbitrator may select one (1) of the other five (5) designated Proposed Appeal Arbitrators within three (3) calendar days of the date a chosen Proposed Appeal Arbitrator declines or notifies the parties he or she is unable to serve as an arbitrator. If at least three (3) of the five (5) designated Proposed Appeal Arbitrators decline or are otherwise unable to serve, then the Proposed Appeal Arbitrator selection process shall begin again in accordance with this Paragraph 5.2; provided, however, that any Proposed Appeal Arbitrators who have already agreed to serve shall remain on the Appeal Panel.

(d) The date that all three (3) Proposed Appeal Arbitrators selected pursuant to this Paragraph 5.2 agree in writing (including via email) delivered to both the Appellant and the Appellee to serve as members of the Appeal Panel hereunder is referred to herein as the “Appeal Commencement Date”. No later than five (5) calendar days after the Appeal Commencement Date, the Appellee shall designate in writing (including via email) to the Appellant and the Appeal Panel the name of one (1) of the three (3) members of the Appeal Panel to serve as the lead arbitrator in the Appeal proceedings. Each member of the Appeal Panel shall be deemed an arbitrator for purposes of these Arbitration Provisions and the Arbitration Act, provided that, in conducting the Appeal, the Appeal Panel may only act or make determinations upon the approval or vote of no less than the majority vote of its members, as announced or communicated by the lead arbitrator on the Appeal Panel. If an arbitrator on the Appeal Panel ceases or is unable to act during the Appeal proceedings, a replacement arbitrator shall be chosen in accordance with Paragraph 5.2 above to continue the Appeal as a member of the Appeal Panel. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrators for the Appeal Panel shall be selected under the then prevailing rules of the American Arbitration Association.

(d) Subject to Paragraph 5.7 below, the cost of the Appeal Panel must be paid entirely by the Appellant.

5.3Appeal Procedure. The Appeal will be deemed an appeal of the entire Arbitration Award. In conducting the Appeal, the Appeal Panel shall conduct a de novo review of all Claims described or otherwise set forth in the Arbitration Notice. Subject to the foregoing and all other provisions of this Paragraph 5, the Appeal Panel shall conduct the Appeal in a manner the Appeal Panel considers appropriate for a fair and expeditious disposition of the Appeal, may hold one or more hearings and permit oral argument, and may review all previous evidence and discovery, together with all briefs, pleadings and other documents filed with the Original Arbitrator (as well as any documents filed with the Appeal Panel pursuant to Paragraph 5.4(a) below). Notwithstanding the foregoing, in connection with the Appeal, the Appeal Panel shall not permit the parties to conduct any additional discovery or raise any new Claims to be arbitrated, shall not permit new witnesses or affidavits, and shall not base any of its findings or determinations on the Original Arbitrator’s findings or the Arbitration Award.

5.4Timing.

(a) Within seven (7) calendar days of the Appeal Commencement Date, the Appellant (i) shall deliver or cause to be delivered to the Appeal Panel copies of the Appeal Notice, all discovery conducted in connection with the Arbitration, and all briefs, pleadings and other documents filed with the Original Arbitrator (which material Appellee shall have the right to review and supplement if necessary), and (ii) may, but is not required to, deliver to the Appeal Panel and to the Appellee a Memorandum in Support of the Appellant’s arguments concerning or position with respect to all Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration. Within seven (7) calendar days of the Appellant’s delivery of the Memorandum in Support, as applicable, the Appellee shall deliver to the Appeal Panel and to the Appellant a Memorandum in Opposition to the Memorandum in Support. Within seven (7) calendar days of the Appellee’s delivery of the Memorandum in Opposition, as applicable, the Appellant shall deliver to the Appeal Panel and to the Appellee a Reply Memorandum to the Memorandum in Opposition. If the Appellant shall fail to substantially comply with the requirements of clause (i) of this subparagraph (a), the Appellant shall lose its right to appeal the Arbitration Award, and the Arbitration Award shall be final. If the Appellee shall fail to deliver the Memorandum in Opposition as required above, or if the Appellant shall fail to deliver the Reply Memorandum as required above, then the Appellee or the Appellant, as the case may be, shall lose its right to so deliver the same, and the Appeal shall proceed regardless.

(b)Subject to subparagraph (a) above, the parties hereby agree that the Appeal must be heard by the Appeal Panel within thirty (30) calendar days of the Appeal Commencement Date, and that the Appeal Panel must render its decision within thirty (30) calendar days after the Appeal is heard (and in no event later than sixty (60) calendar days after the Appeal Commencement Date).

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5.5Appeal Panel Award. The Appeal Panel shall issue its decision (the “Appeal Panel Award”) through the lead arbitrator on the Appeal Panel. Notwithstanding any other provision contained herein, the Appeal Panel Award shall (a) supersede in its entirety and make of no further force or effect the Arbitration Award (provided that any protective orders issued by the Original Arbitrator shall remain in full force and effect), (b) be final and binding upon the parties, with no further rights of appeal, (c) be the sole and exclusive remedy between the parties regarding any Claims, counterclaims, issues, or accountings presented or pleaded in the Arbitration, and (d) be promptly payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incurred in connection with or incident to enforcing the Appeal Panel Award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The Appeal Panel Award shall include Default Interest (with respect to monetary awards) at the rate specified in the Note for Default Interest both before and after the Arbitration Award. Judgment upon the Appeal Panel Award will be entered and enforced by a state or federal court sitting in Salt Lake County, Utah.

5.6Relief. The Appeal Panel shall have the right to award or include in the Appeal Panel Award any relief which the Appeal Panel deems proper under the circumstances, including, without limitation, specific performance and injunctive relief, provided that the Appeal Panel may not award exemplary or punitive damages.

5.7Fees and Costs. As part of the Appeal Panel Award, the Appeal Panel is hereby directed to require the losing party (the party being awarded the least amount of money by the arbitrator, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) to (a) pay the full amount of any unpaid costs and fees of the Arbitration and the Appeal Panel, and (b) reimburse the prevailing party (the party being awarded the most amount of money by the Appeal Panel, which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any part) the reasonable attorneys’ fees, arbitrator and Appeal Panel costs and fees, deposition costs, other discovery costs, and other expenses, costs or fees paid or otherwise incurred by the prevailing party in connection with the Arbitration (including without limitation in connection with the Appeal).

6.Miscellaneous.

6.1Severability. If any part of these Arbitration Provisions is found to violate or be illegal under applicable law, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law, and the remainder of the Arbitration Provisions shall remain unaffected and in full force and effect.

6.2Governing Law. These Arbitration Provisions shall be governed by the laws of the State of Utah without regard to the conflict of laws principles therein.

6.3Interpretation. The headings of these Arbitration Provisions are for convenience of reference only and shall not form part of, or affect the interpretation of, these Arbitration Provisions.

6.4Waiver. No waiver of any provision of these Arbitration Provisions shall be effective unless it is in the form of a writing signed by the party granting the waiver.

6.5Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of these Arbitration Provisions.

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